Summary prospectus

Delaware VIP® Special Situations Series — Standard Class

Before you invest, you may want to review the Series’ statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/literature. You can also get this information at no cost by calling 800 523-1918. The Series’ statutory prospectus and statement of additional information, both dated July 19, 2019 (and any supplements thereto), are incorporated by reference into this summary prospectus.

The Series is closed to new purchases.

What is the Series’ investment objective?

Delaware VIP Special Situations Series seeks long-term growth of capital.

What are the Series’ fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Standard
Management fees	0.75%
Distribution and service (12b-1) fees	none
Other expenses	0.08%
Total annual series operating expenses	0.83%
Fee waivers and expense reimbursements[1]	(0.03%)
Total annual series operating expenses after fee waivers and expense reimbursements	0.80%

[1]

The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from July 19, 2019 through October 31, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 3. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Standard
1 year	$82
3 years	$259

Portfolio turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Series shares are

Summary prospectus

held in a taxable account. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series’ performance. Because the Series commenced operations after the date of this Prospectus, there is no portfolio turnover information available.

What are the Series’ principal investment strategies?

The Series invests primarily in common stocks of small-size companies that the Series’ Manager believes are undervalued relative to their long-term potential. The Series may also invest in stocks of mid-size or large companies. The Series also may invest in exchange-traded funds (ETFs) to gain exposure to stocks and in real estate investment trusts (REITs).

The Series uses a “bottom-up” approach to selecting investments. The Series uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; and stocks that are attractively priced.

The Series may sell a stock if it becomes fully valued, it appreciates in value to the point that it is no longer a small-size company stock, its fundamentals have deteriorated or alternative investments become more attractive.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Fund Management Hong Kong Limited, to execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. The Series’ principal risks include:

Exchange-traded funds risk — The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. In addition, because ETFs are investment companies, the Series will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Series’ expenses may be higher and performance may be lower.

Market risk — Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions.

REIT risk — In addition to the risks associated with the real estate industry, which include declines in the real estate market, decreases in property revenues and increases in property taxes and operating expenses, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free “pass-through” of distributed net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses, and the Series will indirectly bear a proportionate share of those fees and expenses.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Small-size and mid-size company risk — The market risk associated with stocks of small- and mid-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of small- and mid-size companies tend to experience sharper price fluctuations. At times, it may be difficult to sell small- to mid-size company stocks at reasonable prices.

Undervalued securities risk — The Series seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these developments do not occur, the market price of these securities may not rise as expected or may fall.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

How has Delaware VIP® Special Situations Series performed?

There is no performance information for the Series because the Series had not yet commenced operations as of the date of this Prospectus. Once available, you may obtain the Series’ most recently available month-end performance by calling 800 423-4026 or by visiting our website at delawarefunds.com/dcio/performance.

Who manages the Series?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Christopher S. Beck, CFA	Executive Director, Chief Investment Officer — US Small-Mid Cap Value Equity	2019
Steven G. Catricks, CFA	Vice President, Senior Portfolio Manager	2019
Kent P. Madden, CFA	Vice President, Senior Portfolio Manager	2019
Kelley McKee Carabasi, CFA	Vice President, Senior Portfolio Manager	2019
Michael Foley, CFA	Vice President, Senior Portfolio Manager	2019

Sub-Advisors

Macquarie Investment Management Global Limited (MIMGL)

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Purchase and redemption of Series shares

Shares are sold only to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SMPR-316 [10/18] DG3 22054 [7/19]